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                                                                   EXHIBIT 21-a

                                     Subsidiaries

The following list of Subsidiaries of Borrower identifies the current names of the Subsidiary and the state or other jurisdiction or incorporation or organization.

(a)  Wholly-owned subsidiaries:

                                   ADC APEX, INC.
                                      Maryland

                         ADC BROADBAND COMMUNICATIONS, INC.
                                      Delaware

                         ADC BROADBAND WIRELESS GROUP, INC.
                                    Pennsylvania

                         ADC DE JUAREZ, S. DE R. L. DE C.V.
                                       Mexico

                            ADC DE MEXICO, S.A. DE C.V.
                                       Mexico

                                  ADC EUROPE N.V.
                                      Belgium

                              ADC INTERNATIONAL, INC.
                                      Barbados

                            ADC INTERNATIONAL OUS, INC.
                                     Minnesota

                               ADC OUS HOLDINGS, LLC.
                                      Delaware

                                   ADC MERSUM OY
                                      Finland

                                ADC MERSUM US, INC.
                                     Minnesota

                                    ADC METRICA
                                   United Kingdom

                           ADC MICROCELLULAR SYSTEMS LTD.
                                   United Kingdom

                                  ADC NEWNET, INC.
                                     Minnesota

                                   ADC SOLITRA OY
                                      Finland

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                                 ADC SOLITRA, INC.
                                     Minnesota

                           ADC SYSTEMS INTEGRATION, INC.
                                      Georgia

                              ADC TELECOM CANADA INC.
                                       Canada

                  ADC TELECOMMUNICATIONS (HOLDINGS) PTY. LIMITED
                                     Australia

                        ADC TELECOMMUNICATIONS PTY. LIMITED
                                     Australia

                         ADC TELECOMMUNICATIONS SALES, INC.
                                     Minnesota

                            ADC TELECOMMUNICATIONS GMBH
                                      Germany

                   ADC TELECOMMUNICATIONS SINGAPORE PTE. LIMITED
                                     Singapore

                          ADC TELECOMMUNICATIONS U.K. LTD.
                                   United Kingdom

                      ADC TELECOMMUNICACIONES VENEZUELA, S.A.
                                     Venezuela

                        ADC TELECOMUNICACOES DO BRASIL LTDA
                                       Brazil

                             ADC WIRELESS SYSTEMS, INC.
                                     Minnesota

                     ADC WIRELESS SYSTEMS HOLDING COMPANY, INC.
                                     Minnesota

                                  AOFR PTY LIMITED
                                     Australia

                                FIBERMUX CORPORATION
                                     California

                             ITS SERVICE COMPANY, INC.
                                    Pennsylvania

                              KENTROX INDUSTRIES, INC.
                                      Delaware

                                   METRICA, INC.
                                      Delaware

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                             PCS SOLUTIONS CANADA, INC.
                                  British Columbia

                                 PCS SOLUTIONS, LLC
                                      Delaware

                               PRINCETON OPTICS, INC.
                                     New Jersey

                              SKYLINE TECHNOLOGY, INC.
                                     California

                                    TPO LIMITED
                                      Delaware

                          ADC TELEDATA COMMUNICATIONS LTD.
                                       Israel

                            TELEDATA COMMUNICATIONS INC.
                                      Delaware

                          TDC TELEDATA COMMUNICATION GMBH
                                      Germany

                     TELEDATA MANUFACTURING AUSTRALIA PTY. LTD.
                                     Australia

                        TELEDATA HOLDINGS AUSTRALIA PTY LTD.
                                     Australia

                                  TDC (UK) LIMITED
                                   United Kingdom

                         TELEDATA COMMUNICATION HELLAS LLC
                                       Greece

                       TELEDATA COMMUNICATIONS DO BRASIL LTD.
                                       Brazil

                                T.D.C. HOLDINGS B.V.
                                    Netherlands

                    TELEDATA COMMUNICATIONS (PHILIPPINES), INC.
                                    Philippines


(a)  Majority owned subsidiaries, joint ventures and minority investments

             ADC TELECOMMUNICATIONS EQUIPMENT CO., LTD. (50% owned JV)
                             People's Republic of China

                       CODENOLL TECHNOLOGY CORP. (70% owned)
                                     Delaware

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                        EFFICIENT NETWORKS, INC. (8% owned)

                             G-CONNECT LTD. (65% owned)
                                       Israel

                          FUTURE WIRELESS LTD. (77% owned)
                                       Israel

                           HT COMMUNICATIONS (19% owned)

                            MIND C.T.I. LTD. (15% owned)
                                       Israel

            NANJING ADC BROADBAND COMMUNICATIONS CO. LTD. (80% owned JV)

                            OPTIVISION, INC. (30% owned)

                             OPTIGAIN, INC. (19% owned)
                                      Delaware

                             PARAGON, INC. (10% owned)

                              TDSOFT LTD. (55% owned)
                                       Israel

                              T-LINK LTD. (53% owned)
                                       Israel

                     TELEDATA COMMUNICATION AUSTRALIA PTY. LTD.
                                     Australia